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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 1996

                         STARTRONIX INTERNATIONAL INC.
                (Name of registrant as specified in its charter)

           Delaware                    1-9190                  91-1263272
(State or other jurisdiction of    Commission file          (I.R.S. Employer
incorporation or organization)         number              Identification No.)

2402 Michelson Drive, Suite 160
Irvine, California                                              92612-1314
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (714) 474-1700

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Item 9. Sales of Equity Securities Pursuant to Regulation S.

On December 31, 1996, StarTronix International Inc. ("the Company"), pursuant to a subscription agreement dated same, issued 3,750,000 shares of the Company's common stock to an accredited investor, as defined in Regulation D, in Saudi Arabia for $1,500,000, less $240,000 in commissions. The Company has relied on Regulation S as promulgated by the Securities and Exchange Commission, under the Securities Act of 1933, as amended, for exemption from registration.
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on January 15, 1997.

                                        StarTronix International Inc.

                                        By: /s/ James Valle
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                                        Title: Chief Financial Officer
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